                           GREEN TREE FINANCIAL CORP.

                        CERTIFICATE OF SERVICING OFFICER



The undersigned certifies that she is Vice President and Treasurer of Green Tree Financial Corp., a Minnesota corporation (the "Company"), and that as such he is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of September 1, 1996 between the Company and First Trust (N.A), as Trustee of Home Improvement & Home Equity Loan Trust 1996-D (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from February 1, 1997 to February 28, 1997 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 12th day of March, 1997.

                                                  GREEN TREE FINANCIAL CORP.



                                                  BY: /s/ Phyllis A. Knight
                                                      --------------------------
                                                      Phyllis A. Knight
                                                      Vice President and
                                                       Treasurer

                           GREEN TREE FINANCIAL CORP.

                  CERTIFICATE REGARDING REPURCHASED CONTRACTS


The undersigned certifies that she is Vice President and Treasurer of Green Tree Financial Corp., a Minnesota corporation (the "Company"), and that as such he is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 8.06 of the Pooling and Servicing Agreement (the "Agreement") dated as of September 1, 1996 between the Company and First Trust National Association, as Trustee of Home Improvement & Home Equity Loan Trust 1996-D (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The contracts on the attached schedule are to be repurchased by the Company on the date hereof pursuant to Sections 3.05 of the Agreement.

2. Upon deposit of the Repurchase Price for such Contracts, such Contracts may, pursuant to Section 8.06 of the Agreement, be assigned by the Trustee to the Company.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 12th day of March, 1997.

                                                 GREEN TREE FINANCIAL CORP.



                                                 BY: /s/Phyllis A. Knight
                                                     ----------------------
                                                     Phyllis A. Knight
                                                     Vice President and
                                                      Treasurer

                        GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                                GREEN TREE TRUST
                                     1996-D
                                 MONTHLY REPORT
                                 FEBRUARY 1997

                                                Distribution Date: 3/17/97
                                                CUSIP#:  393505 PS5 PT3 PU0 PV8
                                                PW6 PX4 PY2
                                                Trust Account: 3335180-0


     CLASS HI: A CERTIFICATES
     ------------------------
1. (a) Sub-Pool HI Amount Available
       (including Monthly Servicing Fee)                                           $4,351,616.17

   (b) Class HI: M-1 Interest Deficiency Amount
       (if any), Class HI: M-2 Interest Deficiency
       Amount (if any) and Class HI: B-1 Interest
       Deficiency Amount (if any) withdrawn for prior
       Payment Date                                                                          .00

   (c) Sub-Pool HI Amount Available after giving effect to
       withdrawal of any Class HI: M-1 Interest Deficiency
       Amount, Class HI: M-2 Interest Deficiency Amount and
       Class HI: B-1 Interest Deficiency Amount for prior
       Payment Date                                                                 4,351,616.17

2. Aggregate Interest

   (a) Class HI: A-1 Pass-through Rate          6.40%

   (b) Class HI: A-1 Interest                                                         276,990.56

   (c) Class HI: A-2 Pass-through Rate          6.80%

   (d) Class HI: A-2 Interest                                                         187,000.00

   (e) Class HI: A-3 Pass-through Rate          7.15%

   (f) Class HI: A-3 Interest                                                         269,435.83

3. Amount applied to Unpaid Class HI: A Interest Shortfall                                   .00

4. Remaining Unpaid Class HI: A Interest Shortfall                                           .00



                        GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                                GREEN TREE TRUST
                                     1996-D
                                 MONTHLY REPORT
                                 FEBRUARY 1997
                                     Page 2


                                                Distribution Date: 3/17/97
                                                CUSIP#:  393505 PS5 PT3 PU0 PV8
                                                PW6 PX4 PY2
                                                Trust Account: 3335180-0




5. Sub-Pool HI: Class A Formula Principal Distribution Amount:

    (a)  Scheduled Principal         443,066.81
    (b)  Principal Prepayments     2,264,478.04
    (c)  Liquidated Contracts         62,837.12
    (d)  Repurchases                        .00
    (e)  Previously undistributed
    (f)  Principal Amounts                  .00

            Total Principal                              2,770,381.97

6. Pool Scheduled Principal Balance of Sub-Pool HI     163,728,284.42

7. Sub-Pool HI Senior Percentage for such Payment Date            100%

8. Class HI: A Principal Distribution:

   (a)  Class HI: A-1                                     2,770,381.97
   (b)  Class HI: A-2                                              .00
   (c)  Class HI: A-3                                              .00

9. Class HI: A Principal Balance:

   (a) Class HI: A-1 Principal Balance                   49,165,347.42
   (b) Class HI: A-2 Principal Balance                   33,000,000.00
   (c) Class HI: A-3 Principal Balance                   45,220,000.00

   CLASS HI: M-1 CERTIFICATES
   --------------------------

10. Sub-Pool HI Amount Available less the Class HI:
    A Distribution Amount (including Monthly
    Servicing Fee)                                          847,807.81


                        GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                                GREEN TREE TRUST
                                     1996-D
                                 MONTHLY REPORT
                                 FEBRUARY 1997
                                     Page 3

                                                Distribution Date: 3/17/97
                                                CUSIP#:  393505 PS5 PT3 PU0 PV8
                                                PW6 PX4 PY2
                                                Trust Account:  3335180-0




     INTEREST

11.  Current Interest
      (a) Class HI: M-1 Pass-through Rate 7.60
      (b) Class HI: M-1 Interest                              93,796.67

12.  Amount applied to Unpaid Class HI: M-1 Interest Shortfall      .00

13.  Amount applied to Class HI: M-1 Interest Deficiency Amount     .00

14.  Remaining unpaid Class HI: M-1 Interest Deficiency Amount      .00

15.  Remaining Unpaid Class HI: M-1 Interest Shortfall              .00

     PRINCIPAL

16.  Sub-Pool HI: Class M-1 Formula Principal Distribution Amount:

      (a) Scheduled Principal      .00
      (b) Principal Repayments     .00
      (c) Liquidated Contracts     .00
      (d) Repurchases              .00
      (e) Previously undistributed
          Principal Amounts        .00

                      Total Principal                               .00

17.  Class HI: M-1 Principal Distribution                           .00

18.  Class HI: M-1 Principal Balance                      14,180,000.00

19.  Pool Scheduled Principal Balance of Sub-Pool HI     163,728,284.42

20.  Sub-Pool HI Senior Percentage for such Payment Date           100%

                        GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                                GREEN TREE TRUST
                                     1996-D
                                 MONTHLY REPORT
                                 FEBRUARY 1997
                                     Page 4

                                                Distribution Date: 3/17/97
                                                CUSIP#:  393505 PS5 PT3 PU0 PV8
                                                PW6 PX4 PY2
                                                Trust Account:  3335180-0





     INTEREST ON LIQUIDATION LOSS PRINCIPAL AMOUNT

21.  Sub-Pool HI Aggregate Liquidation Loss Principal Amount        .00

22.  Class HI: M-1 Liquidation Loss Principal Amount                .00

23.  Interest at Class HI: M-1 Pass-Through Rate on:

      (a) Class HI: M-1 Liquidation Loss Principal Amount           .00
      (b) Unpaid Class HI: M-1 Liquidation Loss Interest
          Shortfall                                                 .00

24.  Amount applied to such interest                                .00

25.  Liquidation Loss interest remaining unpaid                     .00

     CLASS HI: M-2 CERTIFICATES
     --------------------------

26.  Sub-Pool HI Amount Available less the Class HI:
     A Distribution Amount and Class HI: M-1 Distribution
     Amount (including Monthly Servicing Fee)                754,011.14

     INTEREST

27.  Current Interest
      (a) Class HI: M-2 Pass-Through Rate  7.90%
      (b) Class HI: M-2 Interest                              59,052.50

28.  Amount applied to Unpaid Class HI: M-2 Interest Shortfall      .00

29.  Amount applied to Class HI: M-2 Interest Deficiency Amount     .00

30.  Remaining unpaid Class HI: M-2 Interest Deficiency Amount      .00

31.  Remaining unpaid Class HI: M-2 Interest Shortfall              .00


                        GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                                GREEN TREE TRUST
                                     1996-D
                                 MONTHLY REPORT
                                 FEBRUARY 1997
                                     Page 5

                                                Distribution Date:3/17/97
                                                CUSIP#:  393505 PS5 PT3 PU0 PV8
                                                         PW6 PX4 PY2
                                                Trust Account:  3335180-0




     PRINCIPAL

32.  Sub-Pool HI: Class M-2 Formula Principal Distribution Amount:
      (a) Scheduled Principal        .00
      (b) Principal Prepayments      .00
      (c) Liquidated Contracts       .00
      (d) Repurchases                .00
      (e) Previously undistributed
          Principal Amounts          .00

                 Total Principal                                    .00

33.  Class HI: M-2 Principal Distribution                           .00

34.  Class HI: M-2 Principal Balance                       8,970,000.00

35.  Pool Schedule Principal of Sub-Pool HI               163,728,284.42

36.  Sub-Pool HI Senior Percentage for such Payment Date            100%

     INTEREST ON LIQUIDATION LOSS PRINCIPAL AMOUNT

37.  Sub-Pool HI Aggregate Liquidation Loss Principal Amount        .00

38.  Class HI: M-2 Liquidatin Loss Principal Amount                 .00

39.  Interest at Class HI: M-2 Pass-Through Rate on:

      (a) Class HI: M-2 Liquidation Loss Principal Amount           .00
      (b) Unpaid Class HI: M-2 Liquidation Loss
          Interest Shortfall                                        .00

40.  Amount applied to such interest                                .00

41.  Liquidation Loss interest remaining unpaid                     .00


                        GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                                GREEN TREE TRUST
                                     1996-D
                                 MONTHLY REPORT
                                 FEBRUARY 1997
                                     Page 6

                                                Distribution Date: 3/17/97
                                                CUSIP#:  393505 PS5 PT3 PU0 PV8
                                                PW6 PX4 PY2
                                                Trust Account: 3334953-0




     CLASS HI: B Principal Distribution Tests (tests must be satisfied on and after the Payment Date occurring in October 1999)

42.  Sub-Pool HI Average Sixty-Day Delinquency Ratio Test

      (a) Sixty-Day Delinquency Ratio for current
          Payment Date                                              .33%

      (b) Average Sixty-Day Delinquency Ratio Test
          (arithmetic average of ratios for this month
          and two preceding months; may not exceed 2.5%)            .27%

43.  Sub-Pool HI Average Thirty-Day Delinquency Ratio Test

      (a) Thirty-Day Delinquency Ratio for current
          Payment Date                                              .41%

      (b) Average Thirty-Day delinquency Ratio Test
          (arithmetic average of ratios for this month
          and two preceding months; may not exceed 5%)              .43%

44.  Sub-Pool HI Cumulative Realized Losses Test

      (a) Cumulative Realized Losses for current
          Payment Date (as a percentage of Cut-off Date
          Pool Principal Balance: may not exceed 9%)                .09%


                        GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                                GREEN TREE TRUST
                                     1996-D
                                 MONTHLY REPORT
                                 FEBRUARY 1997
                                     Page 7

                                                Distribution Date: 3/17/97
                                                CUSIP#:  393505 PS5 PT3 PU0 PV8
                                                RR5 RS3 PY2
                                                Trust Account:  3335180-0



45.  Sub-Pool HI Current Realized Losses Test

      (a) Current Realized Losses for current
          Payment Date                                        65,371.04

      (b) Current Realized Loss Ratio (total Realized Losses
          for most recent three months, multiplied By 4,
          divided by arithmetic average of Pool Scheduled
          Principal Balances for third preceding Remittance
          and for current Remittance Date; may not exceed 2.5%)     .35%

46.  Class HI: B Principal Balance Test

      (a) Class HI: B Principal Balance (before any distributions on current Payment Date) divided by Pool Scheduled
          Principal Balance for prior Payment Date (must equal or
          exceed 14.5%)                                            7.55%

     CLASS HI: B-1 CERTIFICATES
     --------------------------

47.  Sub-Pool HI Amount Available less the Class HI: A Distribution
     Amount and Class HI: M Distribution Amount (including Monthly
     Servicing Fee)                                          694,958.64

     INTEREST

48.  Class HI: B-1 Pass-Through Rate 7.60%

49.  Current Interest                                         45,473.33

50.  Amount applied to Unpaid Class HI: B-1 Interest Shortfall      .00

51.  Amount applied to Class HI: B-1 Interest Deficiency Amount     .00

52.  Remaining unpaid Class HI: B-1 Interest Deficiency Amount      .00

53.  Remaining Unpaid Class HI: B-1 Interest Shortfall

                        GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                                GREEN TREE TRUST
                                     1996-D
                                 MONTHLY REPORT
                                 FEBRUARY 1997
                                     Page 8

                                                Distribution Date: 3/17/97
                                                CUSIP#:  393505 PS5 PT3 PU0 PV8
                                                         RR5 RS3 PY2
                                                Trust Account:  3335180-0




     PRINCIPAL

54.  Sub-Pool HI: Class B-1 Formula Principal Distribution Amount:
      (a) Scheduled Principal         .00
      (b) Principal Prepayments       .00
      (c) Liquidated Contracts        .00
      (d) Repurchases                 .00
      (e) Previously undistributed
          Principal Amounts                                         .00

                    Total Principal                                 .00

55.  Class HI: B Percentage for such Payment Date                    0%

56.  Class HI: B Percentage of Formula Principal
     Distribution Amount                                            .00

57.  Class HI: B Principal Balance                        12,562,937.00

58.  Class HI: B-1 Principal Balance                       7,180,000.00

59.  Pool Scheduled Principal of Sub-Pool HI             163,728,284.42

     INTEREST ON LIQUIDATION LOSS PRINCIPAL AMOUNT

60.  Sub-Pool HI Aggregate Liquidation Loss Principal Amount        .00

61.  Class HI: B-1 Liquidation Loss Principal Amount                .00

62.  Interest at Class HI: B-1 Pass-Through Rate on:

      (a) Class HI: B-1 Liquidation Loss Principal Amount           .00
      (b) Unpaid Class HI: B-1 Liquidation Loss
          Interest Shortfall                                        .00

63.  Amount applied to such interest                                .00

64.  Liquidation Loss interest remaining unpaid                     .00

                       GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                                GREEN TREE TRUST
                                     1996-D
                                 MONTHLY REPORT
                                 FEBRUARY 1997
                                     Page 9


                                                Distribution Date: 3/17/97
                                                CUSIP#:  393505 PS5 PT3 PU0 PV8
                                                         PW6 RS3 PY2
                                                Trust Account:  3335180-0





     CLASS HI: B-2 CERTIFICATES

65.  Remaining Sub-Pool HI Amount Available                  649,485.31

     INTEREST

66.  Class HI: B-2 Pass-Through Rate  8.00%

67.  Current Interest                                         35,886.25

68.  Amount applied to Unpaid Class HI: B-2 Interest
      Shortfall                                                     .00

69.  Remaining Unpaid Class HI: B-2 Interest Shortfall              .00

     PRINCIPAL

70.  Sub-Pool HI: Class B-2 Formula Principal Distribution Amount:

      (a) Scheduled Principal         .00
      (b) Principal Prepayments       .00
      (c) Liquidated Contracts        .00
      (d) Repurchases                 .00
      (e) Previously undistributed
          Principal Amounts           .00

                    Total Principal                                 .00

71.  Class HI: B Percentage for such Payment Date                    0%

72.  Class HI: B Percentage of Formula Principal Distribution
     Amount                                                         .00

73.  Current Principal (Class HI: B Percentage of Formula
     Principal Distribution Amount less
     Class HI: B-1 Principal Balance)                               .00

74.  Class HI: B-2 Liquidation Loss Principal Amount                .00

                        GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                                GREEN TREE TRUST
                                     1996-D
                                 MONTHLY REPORT
                                 FEBRUARY 1997
                                    Page 10


                                                Distribution Date: 3/17/97
                                                CUSIP#:  393505 PS5 PT3 PU0 PV8
                                                RR5 RS3 PY2
                                                Trust Account:  3335180-0




75.  Class HI: B-2 Guaranty Payment                                 .00

76.  Class HI: B-2 Principal Balance                       5,382,937.00

77.  Pool Scheduled Principal Balance of Sub-Pool HI     163,728,284.42

     INTEREST ON LIQUIDATION LOSS PRINCIPAL AMOUNT

78.  Sub-Pool HI Aggregate Liquidation Loss Principal Amount        .00

79.  Class HI: B-2 Liquidation Loss Principal Amount                .00

80.  Interest at Class HI: B-2 Pass-Through Rate on:

      (a) Class HI: B-2 Liquidation Loss Principal Amount           .00
      (b) Unpaid Class HI: B-2 Liquidation Loss Interest
          Shortfall                                                 .00

81.  Amount applied to such interest                                .00

82.  Liquidation Loss interest remaining unpaid                     .00

     CLASS HI: A, CLASS HI: M, and CLASS HI: B CERTIFICATES
     ------------------------------------------------------

83.  Sub-Pool HI Pool Factors

      (a) Class HI: A-1 Pool Factor                           .75638996
      (b) Class HI: A-2 Pool Factor                          1.00000000
      (c) Class HI: A-3 Pool Factor                          1.00000000
      (d) Class HI: M-1 Pool Factor                          1.00000000
      (e) Class HI: M-2 Pool Factor                          1.00000000
      (f) Class HI: B-1 Pool Factor                          1.00000000
      (g) Class HI: B-2 Pool Factor                          1.00000000


                        GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                                GREEN TREE TRUST
                                     1996-D
                                 MONTHLY REPORT
                                 FEBRUARY 1997
                                    Page 11

                                                Distribution Date: 3/17/97
                                                CUSIP#:  393505 PS5 PT3 PU0 PV8
                                                RR5 RS3 PY2
                                                Trust Account:  3335180-0



84. Aggregate Scheduled Balances of Delinquent Contracts as of Determination Date

      (a) 31-59 days         674,101.39    41
      (b) 60-89 days         271,705.72    18
      (c) 90 or more days    261,308.89    13

85.  Principal Balance of Defaulted Contracts                 62,837.12

86.  Number of Liquidated Contracts and
     Net Liquidated Loss                    3                 65,371.04

87.  Number of Loans Remaining           9887

88.  Number and Principal Balance of Contracts with FHA
     Claims finally rejected, or no FHA
     claim was submitted because FHA insurance was
     unavailable                            8                136,830.33

89.  FHA Insurance reserve amount                         93,162,709.32

90.  Amount received from FHA Insurance                             .00


                        GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                                GREEN TREE TRUST
                                     1996-D
                                 MONTHLY REPORT
                                 FEBRUARY 1997
                                    Page 12

                                                Distribution Date: 3/17/97
                                                CUSIP#:  393505 PZ9
                                                         QA3 QB1 QC9 QD7
                                                         QE5 QF2 QG0
                                                 Trust Account:  3335180-0



     CLASS HE: A CERTIFICATES
     ------------------------

1.   (a) Sub-Pool HE Amount Available (including
         Monthly Servicing Fee)                            4,180,591.21

     (b) Class HE: M-1 Interest Deficiency Amount
         (if any), Class HE: M-2 Interest Deficiency
         Amount (if any) and Class HE: B-1 Interest
         Deficiency Amount (if any) withdrawn for
         Payment Date                                               .00

     (c) Sub-Pool HE Amount Available after giving effect
         to withdrawal of any, Class HE: M-1 Interest
         Deficiency Amount, Class HE: M-2 Interest Deficiency
         Amount and Class HE: B-1 Interest Deficiency Amount
         for prior Payment Date                            4,180,591.21

     INTEREST

2.   Aggregate Interest
      (a) Class HE: A-1 Pass-Through Rate     6.50%
      (b) Class HE: A-1 Interest                             268,314.76
      (c) Class HE: A-2 Pass-Through Rate     6.95%
      (d) Class HE: A-2 Interest                             312,750.00
      (e) Class HE: A-3 Pass-Through Rate     7.35%
      (f) Class HE: A-3 Interest                             110,250.00
      (g) Class HE: A-4 Pass-Through Rate     7.70%
      (h) Class HE: A-4 Interest                             187,751.67

3.   Amount applied to Unpaid Class HE: A Interest Shortfall        .00

4.   Remaining Unpaid Class HE: A Interest Shortfall                .00


                        GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                                GREEN TREE TRUST
                                     1996-D
                                 MONTHLY REPORT
                                 FEBRUARY 1997
                                    Page 12

                                                Distribution Date: 3/17/97
                                                CUSIP#:  393505 PZ9 QA3 QB1 QC9
                                                QD7 QE5 QF2 QG0
                                                Trust Account:  3335180-0



     PRINCIPAL

5.   Sub-Pool HE: Class A Formula Principal Distribution Amount:
      (a) Scheduled Principal           153,173.91
      (b) Principal Prepayments       2,497,485.85
      (c) Liquidated Contracts                 .00
      (d) Repurchases                          .00
          Principal Amounts                    .00

                   Total Principal                         2,650,659.76

6.   Pool Scheduled Principal Balance of Sub-Pool HE     173,055,027.03

7.   Sub-Pool HE Senior Percentage of such Payment Date            100%

8.   Class HE: A Principal Distribution:

      (a) Class HE: A-1                                    2,650,659.76
      (b) Class HE: A-2                                             .00
      (c) Class HE: A-3                                             .00
      (d) Class HE: A-4                                             .00

9.   Class HE: A Principal Balance:

      (a) Class HE: A-1                                   46,884,372.03
      (b) Class HE: A-2                                   54,000,000.00
      (c) Class HE: A-3                                   18,000,000.00
      (d) Class HE: A-4                                   29,260,000.00

     CLASS HE: M-1 CERTIFICATES
     --------------------------

10.  Sub-Pool HE Amount Available less the Class HE:
     A Distribution Amount (including Monthly Servicing Fee) 650,865.02

                        GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                                GREEN TREE TRUST
                                     1996-D
                                 MONTHLY REPORT
                                 FEBRUARY 1997
                                    Page 13

                                       Distribution Date: 3/17/97
                                       CUSIP#:  393505 PZ9 QA3 QB1 QC9 QD7
                                       QE5 QF2 QG0
                                       Trust Account:  3335180-0


     INTEREST

11.  Current Interest
      (a) Class HE: M-1 Pass-Through Rate      8.10%
      (b) Class HE: M-1 Interest                               63,450.00

12.  Amount applied to Unpaid Class HE: M-1 Interest Shortfall       .00

13.  Amount applied to Class HE: M-1 Interest Deficiency Amount      .00

14.  Remaining unpaid Class HE: M-1 Interest Deficiency Amount       .00

15.  Remaining unpaid Class HE: M-1 Interest Shortfall               .00

     PRINCIPAL

16.  Sub-Pool HE: Class M-1 Formula Principal Distribution Amount:

      (a) Scheduled Principal                   .00
      (b) Principal Prepayments                 .00
      (c) Liquidated Contracts                  .00
      (d) Repurchases                           .00
      (e) Previously undistributed
          Principal Amounts                     .00

                      Total Principal                               .00

17.  Class HE: M-1 Principal Distribution                           .00

18.  Class HE: M-1 Principal Balance                       9,400,000.00

19.  Pool Scheduled Principal Balance of Sub-Pool HE     173,055,027.03

20.  Sub-Pool HE Senior Percentage for such Payment Date           100%

                        GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                                GREEN TREE TRUST
                                     1996-D
                                 MONTHLY REPORT
                                 FEBRUARY 1997
                                    Page 14

                                            Distribution Date: 3/17/97
                                            CUSIP#:  393505 PZ9 QA3 QB1 QC9 QD7
                                            QE5 QF2 QG0
                                            Trust Account: 3335180-0



     INTEREST ON LIQUIDATION LOSS PRINCIPAL AMOUNT

21.  Sub-Pool HE Aggregate Liquidation Loss Principal Amount        .00

22.  Class HE: M-1 Liquidation Loss Principal Amount                .00

23.  Interest at Class HE: M-1 Pass-Through Rate on:

       (a) Class HE: M-1 Liquidation Loss Principal Amount          .00
       (b) Unpaid Class HE: M-1 Liquidation Loss Interest
           Shortfall                                                .00

24.  Amount applied to such interest                                .00

25.  Liquidation Loss interest remaining unpaid                     .00

     CLASS HE: M-2 CERTIFICATES
     --------------------------

26.  Sub-Pool HE Amount Available less the Class HE:
     A Distribution Amount and Class HE: M-1 Distribution
     Amount (including Monthly Servicing Fee)                587,415.02

     INTEREST

27.  Current Interest
       (a) Class HE: M-2 Pass-Through Rate         8.30%
       (b) Class HE: M-2 Interest                             45,511.67

28.  Amount applied to Unpaid Class HE: M-2 Interest Shortfall      .00

29.  Amount applied to Class HE: M-2 Interest Deficiency Amount     .00

30.  Remaining unpaid Class HE: M-2 Interest Deficiency Amount      .00

31.  Remaining unpaid Class HE: M-2 Interest Shortfall              .00

                        GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                                GREEN TREE TRUST
                                     1996-D
                                 MONTHLY REPORT
                                 FEBRUARY 1997
                                    Page 15

                                            Distribution Date: 3/17/97
                                            CUSIP#:  393505 PZ9 QA3 QB1 QC9 QD7
                                            QE5 QF2 QG0



32.  Sub-Pool HE: Class M-2 Formula Principal Distribution Amount:

       (a) Scheduled Principal                  .00
       (b) Principal Prepayments                .00
       (c) Liquidated Contracts                 .00
       (d) Repurchases                          .00
       (e) Previously undistributed
           Principal Amounts                    .00

                        Total Principal                             .00

33.  Class HE: M-2 Principal Distribution                           .00

34.  Class HE: M-2 Principal Balance                       6,580,000.00

35.  Pool Scheduled Principal of Sub-Pool HE             173,055,027.03

36.  Sub-Pool HE Senior Percentage for such Payment Date           100%

     INTEREST ON LIQUIDATION LOSS PRINCIPAL AMOUNT

37.  Sub-Pool HE Aggregate Liquidation Loss Principal Amount        .00

38.  Class HE: M-2 Liquidation Loss Principal Amount                .00

39.  Interest at Class HE: M-2 Pass-Through Rate on:

       (a)  Class HE: M-2 Liquidation Loss Principal Amount         .00
       (b)  Unpaid Class HE: M-2 Liquidation Loss Interest
             Shortfall                                              .00

40.  Amount applied to such interest                                .00

41.  Liquidation Loss interest remaining unpaid                     .00

                        GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                                GREEN TREE TRUST
                                     1996-D
                                 MONTHLY REPORT
                                 FEBRUARY 1997
                                    Page 16

                                            Distribution Date: 3/17/97
                                            CUSIP#:  393505 PZ9 QA3 QB1 QC9 QD7
                                            QE5 QF2 QG0
                                            Trust Account: 3335180-0


     Class HE: B Principal Distribution Tests
     (tests must be satisfied on and after the Payment Date occurring in July 1999)

42.  Sub-Pool HE Average Sixty-Day Delinquency Ratio Test

     (a)   Sixty-Day Delinquency Ratio for current Payment Date      1.59%

     (b)   Average Sixty-Day Delinquency Ratio Test (arithmetic
           average of ratios for this month and two preceding
           months; may not exceed 2.5%)                              1.86%

43.  Sub-Pool HE Average Thirty-Day Delinquency Ratio Test

     (a)   Thirty-Day Delinquency Ratio for current Payment Date     2.86%

     (b)   Average Thirty-Day Delinquency Ratio Test (arithmetic
           average of ratios for this month and two preceding
           months; may not exceed 5%)                                3.86%

44.  Sub-Pool HE Cumulative Realized Losses Test

     (a)   Cumulative Realized Losses for current Payment Date
           (as a percentage of Cut-Off Date Pool Principal
           Balance; may not exceed 9%)                               .00%

45.  Sub-Pool HE Current Realized Losses Test

     (a)  Current Realized Losses for current Payment Date           .00

     (b)  Current Realized Loss Ratio (total Realized Losses for most recent three months, multiplied by 4, divided by
          arithmetic average of Pool Scheduled Principal Balances
          for third preceding Remittance and for current Remittance
          Date; may not exceed 2%)                                   .00%

                        GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                                GREEN TREE TRUST
                                     1996-D
                                 MONTHLY REPORT
                                 FEBRUARY 1997
                                    Page 17

                                       Distribution Date: 3/17/97
                                       CUSIP#:  393505 PZ9 QA3 QB1 QC9 QD7
                                       QE5 QF2 QG0
                                       Trust Account: 3335180-0



46.  Class HE: B Principal Test

     (a) Class HE: B Principal Balance (before any distributions on current Payment Date) divided by Pool Scheduled Principal
         Balance for prior Payment Date (must equal or exceed 10%)     5.08%

CLASS HE:B-1 CERTIFICATES
-------------------------

 47. Sub-Pool HE Amount Available less the Class HE: A Distribution
     Amount and Class HE: M Distribution Amount (including Monthly
     Servicing Fee)                                              541,903.35

     INTEREST

48.  Class HE: B-1 Pass-Through Rate                                   8.00%

49.  Current Interest                                             43,866.67

50.  Amount applied to Unpaid Class HE: B-1 Interest Shortfall          .00

51.  Amount applied to Class HE: B-1 Interest Deficiency Amount         .00

52.  Remaining unpaid Class HE: B-1 Interest Deficiency Amount          .00

53.  Remaining Unpaid Class HE: B-1 Interest Shortfall                  .00

     PRINCIPAL

54.  Sub-Pool HE: Class B-1 Formula Principal Distribution Amount:

       (a)   Scheduled Principal                     .00
       (b)   Principal Prepayments                   .00
       (c)   Liquidated Contracts                    .00
       (d)   Repurchases                             .00
       (e)   Previously undistributed
             Principal Amounts                       .00

                        GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                                GREEN TREE TRUST
                                     1996-D
                                 MONTHLY REPORT
                                 FEBRUARY 1997
                                    Page 18

                                       Distribution Date: 3/17/97
                                       CUSIP#:  393505 PZ9 QA3 QB1 QC9 QD7
                                       QE5 QF2 QG0
                                       Trust Account:  3335180-0


                                 Total Principal                        .00

55. Class HE: B Percentage for such Payment Date                          0%

56. Class HE: B Percentage of Formula Principal Distribution Amount     .00

57. Class HE: B Principal Balance                              8,930,655.00

58. Class HE: B-1 Principal Balance                            6,580,000.00

59. Pool Scheduled Principal of Sub-Pool HE                  173,055,027.03

    INTEREST ON LIQUIDATION LOSS PRINCIPAL AMOUNT

60. Sub-Pool HE Aggregate Liquidation Loss Principal Amount             .00

61. Class HE: B-1 Liquidation Loss Principal Amount                     .00

62. Interest at Class HE: B-1 Pass-Through Rate on:

     (a) Class HE: B-1 Liquidation Loss Principal Amount                .00
     (b) Unpaid Class HE: B-1 Liquidation Loss Interest Shortfall       .00

63. Amount applied to such interest                                     .00

64. Liquidation Loss interest remaining unpaid                          .00

    CLASS HE: B-1 CERTIFICATES

65. Remaining Sub-Pool HE Amount Available                       498,036.68

                        GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                                GREEN TREE TRUST
                                     1996-D
                                 MONTHLY REPORT
                                 FEBRUARY 1997
                                    Page 19

                                       Distribution Date: 3/17/97
                                       CUSIP#:  393505 PZ9 QA3 QB1 QC9 QD7
                                       QE5 QF2 QG0
                                       Trust Account: 3335180-0



66.  Class HE: B-2 Pass-Through Rate                                 8.30%

67.  Current Interest                                           16,258.70

68.  Amount applied to Unpaid Class HE: B-2 Interest Shortfall        .00

69.  Remaining Unpaid Class HE: B-2 Interest Shortfall                .00

     PRINCIPAL

70.  Sub-Pool HE: Class B-2 Formula Principal Distribution Amount:

       (a) Scheduled Principal                                        .00
       (b) Principal Prepayments                                      .00
       (c) Liquidated Contracts                                       .00
       (d) Repurchases                                                .00
       (e) Previously undistributed
           Principal Amounts                                          .00

                      Total Principal                                 .00

71.  Class HE: B Percentage for such Payment Date                       0%

72.  Class HE: B Percentage of Formula Principal Distribution Amount  .00

73.  Current Principal (Class HE: B Percentage of Formula Principal
     Distribution Amount less Class HE: B-1 Principal Balance)        .00

74.  Class HE: B-2 Liquidation Loss Principal Amount                  .00

75.  Class HE: B-2 Guaranty Payment                                   .00

76.  Class HE: B-2 Principal Balance                         2,350,655.00

77.  Pool Scheduled Principal Balance of Sub-Pool HE       173,055,027.03

                        GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                                GREEN TREE TRUST
                                     1996-D
                                 MONTHLY REPORT
                                 FEBRUARY 1997
                                    Page 20

                                       Distribution Date: 3/17/97
                                       CUSIP#:  393505 PZ9 QA3 QB1 QC9 QD7
                                       QE5 QF2 QG0
                                       Trust Account: 3335180-0


     INTEREST ON LIQUIDATION LOSS PRINCIPAL AMOUNT

78. Sub-Pool HE Aggregate Liquidation Loss Principal Amount           .00

79. Class HE: B-2 Liquidation Loss Principal Amount                   .00

80. Interest at Class HE: B-2 Pass-Through Rate on:

     (a)    Class HE: B-2 Liquidation Loss Principal Amount           .00
     (b)    Unpaid Class HE: B-2 Liquidation Loss Interest Shortfall  .00

81. Amount applied to such interest                                   .00

82. Liquidation Loss interest remaining unpaid                        .00

    CLASS HE: A, CLASS HE: M, and CLASS HE: B CERTIFICATES
    ------------------------------------------------------

83. Sub-Pool HE Pool Factors

     (a) Class HE: A-1 Pool Factor                              .75619955
     (b) Class HE: A-2 Pool Factor                             1.00000000
     (c) Class HE: A-3 Pool Factor                             1.00000000
     (d) Class HE: A-4 Pool Factor                             1.00000000
     (e) Class HE: M-1 Pool Factor                             1.00000000
     (f) Class HE: M-2 Pool Factor                             1.00000000
     (g) Class HE: B-1 Pool Factor                             1.00000000
     (h) Class HE: B-2 Pool Factor                             1.00000000

84. Aggregate Scheduled Balances of Delinquent Contracts as of Determination Date

     (a) 31-59 days           4,946,715.45         103
     (b) 60-89 days           1,629,299.74          30
     (c) 90 or more days      1,127,288.40          27

85. Principal Balance of Defaulted Contracts                          .00

                        GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                                GREEN TREE TRUST
                                     1996-D
                                 MONTHLY REPORT
                                 FEBRUARY 1997
                                    Page 21

                                       Distribution Date: 3/17/97
                                       CUSIP#:  393505 PZ9 QA3 QB1 QC9 QD7
                                       QE5 QF2 QG0
                                       Trust Account:  3335180-0



86.  Number of Liquidated Contracts and
     Net Liquidated Loss                   0                            .00

87.  Number of Loans Remaining                             3,750

88.  Number of Principal Balance of Contracts with FHA Claims finaly rejected, or no FHA claim was submitted because
     FHA Insurance was unavailable         0                            .00

89.  FHA Insurance reserve amount                             93,162,709.32

90.  Amount received from FHA Insurance                                 .00

     CLASS HE: C CERTIFICATES
     ------------------------

91.  Monthly Servicing Fee                                       213,877.72

92.  Class HE: C Residual Payment                                855,510.88

93.  Class C Residual Payment                                     25,988.44